                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          August 6, 2008

                         AMERICAN ITALIAN PASTA COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      001-13403                84-1032638
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

  4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
         (Address of Principal Executive Offices)                (Zip Code)

                                 (816) 584-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On August 6, 2008,  American Italian Pasta Company (the "Company") issued a press release  providing  fiscal 2008 third quarter  financial  data.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

     The  Company's  press  release also  announced  the filing of its quarterly reports  on Form  10-Q  for  fiscal  2008 and  that it is now  current  with its quarterly and annual SEC reporting requirements.

Item 9.01 Financial Statements and Exhibits.

          (d)  Exhibits.

          99.1 Press Release dated August 6, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 6, 2008              AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/  Paul R. Geist
                                          --------------------------------------
                                          Paul R. Geist
                                          Chief Financial Officer